UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2014

HUDSON VALLEY HOLDING CORP.

(Exact name of registrant as specified in its charter)

New York	001-34453	13-3148745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Scarsdale Road, Yonkers, New York	10707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 961-6100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01: Regulation FD Disclosure

Hudson Valley Holding Corp. (the “Company”) is furnishing presentation materials included as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K. The Company is not undertaking to update this presentation.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information furnished herewith (including Exhibit 99.1).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Slide presentation to be utilized for KBW Community Bank Conference and various Investor Relations presentations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON VALLEY HOLDING CORP.

July 25, 2014	By:	/s/ Michael J. Indiveri
		Name:	Michael J. Indiveri
		Title:	Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Slide presentation to be utilized for KBW Community Bank Conference and various Investor Relations presentations.